                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE STOCK PURCHASE RIGHTS ASSOCIATED THEREWITH)

                                       OF

                               THOMPSON PBE, INC.

                                       AT

                              $8.00 NET PER SHARE

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 21, 1997

                                       BY

                          FMST ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF

                               FINISHMASTER, INC.
--------------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
              TIME, ON TUESDAY, NOVEMBER 18, 1997, UNLESS EXTENDED
--------------------------------------------------------------------------------

     THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS OR HER BROKER, DEALER, BANK OR OTHER NOMINEE TO THE DEPOSITORY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                        The Depositary for the Offer is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

              By Mail:                                 By Hand:                           By Overnight Courier:
         Tenders & Exchanges                      Tenders & Exchanges                      Tenders & Exchanges
            P.O. Box 2569                  c/o The Depository Trust Company                  14 Wall Street
        Suite 4660 - Thompson                       55 Water Street                             8th Floor
       Jersey City, New Jersey                          DTC TAD                           Suite 4680 - Thompson
             07303-2569                     Vietnam Veterans Memorial Plaza             New York, New York 10005
                                               New York, New York 10041

---------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON       SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
SHARE CERTIFICATE(S) AND SHARES TENDERED)                      (ATTACHED ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                                 OF SHARES
                                                                  SHARE        REPRESENTED BY     NUMBER OF
                                                               CERTIFICATE         SHARE            SHARES
                                                               NUMBER(S)(1)   CERTIFICATE(S)(2)   TENDERED(2)
                                                             --------------------------------------------------

                                                             --------------------------------------------------

                                                             --------------------------------------------------

                                                             ==================================================
                                                             TOTAL SHARES.....................
---------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See
     Instruction 4.
---------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained without charge from the Information Agent or from brokers, dealers, commercial banks and trust companies.

                    The Information Agent for the Offer is:

                           [MORROW & CO., INC. LOGO]

                                909 Third Avenue
                                   20th Floor
                            New York, New York 10022
                                 (212) 754-8000
                           Toll Free: (800) 566-9061

                     Banks and Brokerage Firms please call:
                                 (800) 662-5200

                      The Dealer Manager for the Offer is:

                               SMITH BARNEY INC.
                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-7401

     This Letter of Transmittal is to be used by stockholders of Thompson PBE, Inc. either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution

   Account No. at
             [ ] The Depository Trust Company
             [ ] Philadelphia Depository Trust Company

   Transaction Code No.

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Owner(s)

   Window Ticket Number (if any)

   Date of Execution of Notice of Guaranteed Delivery

   Name of Institution which Guaranteed Delivery

   If delivered by Book-Entry Transfer check box of Book-Entry Transfer
   Facility:

   Account No. at
             [ ] The Depository Trust Company
             [ ] Philadelphia Depository Trust Company

   Transaction Code No.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to FMST Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of FinishMaster, Inc., an Indiana corporation ("Parent"), the above-described shares of common stock, par value $.001 per share, of Thompson PBE, Inc. (the "Company"), including the stock purchase rights associated therewith issued pursuant to the Rights Agreement, dated May 6, 1997, between the Company and ChaseMellon Shareholder Services, L.L.C. (collectively, the "Shares"), pursuant to Purchaser's offer to purchase all outstanding Shares at a price of $8.00 per Share (the "Offer Price"), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase, dated October 21, 1997 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Subject to and effective upon acceptance for payment of Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after October 14,
1997) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, (b) present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all Shares or other securities or rights issued or issuable in respect of such Shares on or after October 14, 1997), and, when the same are accepted for payment by Purchaser, Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances. The undersigned will, upon request, execute any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Andre B. Lacy and Thomas U. Young, in their respective capacities as officers of Purchaser, and any individual who shall hereafter succeed to any such office of Purchaser, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, all the Shares tendered hereby that have been accepted for payment by Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and with respect to any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after October 14, 1997). This appointment is effective when, and only to the extent that, Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent powers of attorney or proxies will be appointed by the undersigned, or be effective, with respect thereto. The undersigned recognizes that under certain conditions set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain conditions set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: [ ] Check      [ ] Certificate(s) to:
Name:
                                 (Please Print)

Address:

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
               (Taxpayer Identification or Social Security No.)*

                   *(See Substitute Form W-9 On Reverse Side)
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)
To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that indicated above.

Send: [ ] Check      [ ] Certificate(s) to:
Name:
                                 (Please Print)

Address:

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
               (Taxpayer Identification or Social Security No.)*

                  *(See Substitute Form W-9 on Reverse Side.)

                                   SIGN HERE
              (ALSO COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Sign Here:
           ---------------------------------------------------------------------
Sign Here:
           ---------------------------------------------------------------------

                         Signature(s) of Stockholder(s)

--------------------------------------------------------------------------------

Dated:
-------------------------------------------------------------------------------,
1997

     (MUST BE SIGNED BY REGISTERED HOLDER(S) AS NAME(S) APPEAR(S) ON THE CERTIFICATE(S) FOR THE SHARES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 5).

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Print or Type)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number
---------------------------------------------------------------------------

Taxpayer Identification or Social Security Number*
-----------------------------------------------------------
                                        *Complete Substitute Form W-9 On Reverse
                                                               Side

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                             (Please Print or Type)

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
---------------------------------------------------------------------------

Dated:
-------------------------------------------------------------------------------,
1997

                                 (REVERSE SIDE)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURE. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank, trust company or savings institution having an office or correspondent in the United States (each, an "Eligible Institution") or by a recognized member of a Medallion Signature Guarantee Program. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse side of this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees (or an Agent's Message) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date, and (c) the certificates for all physically delivered Shares or a Book-Entry Confirmation with respect to all tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery. A NYSE trading day is any day on which the NYSE is open for business.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be issued in the name of, and sent to, the registered holder in accordance with the terms of the Offer, unless otherwise provided in the appropriate box(es) on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTERS OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution or by a recognized member of a Medallion Signature Guarantee Program.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution or by a recognized member of a Medallion Signature Guarantee Program.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be returned in the name of, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse side of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated on the reverse side of this Letter of Transmittal. See Instructions 1, 5, and 6.

     8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained at no charge from the Information Agent or from brokers, dealers, commercial banks and trust companies.

     9. WAIVER OF CONDITIONS. Subject to the terms of the Offer, Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, or any defect or irregularity in tender with regard to any Shares tendered.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Company's Transfer Agent, ChaseMellon Shareholder Services, L.L.C., at (213) 553-9700. The stockholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     11. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the purchase price. The tendering stockholder may write "Applied For" in Part I of Substitute Form W-9 and sign the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 if he or she has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If "Applied For" is written in Part I of Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 is signed and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments for tendered Shares thereafter until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY, TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such stockholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such stockholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" enclosed herewith for additional guidance on which number to report.

------------------------------------------------------------------------------------------------------------------------
                                 PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT
  FORMW-9                      AND CERTIFY BY SIGNING AND DATING BELOW.                               TIN:
                                                                                             Social Security Number
                                                                                                   or Employer
                                                                                              Identification Number
                             -------------------------------------------------------------------------------------------

 Department of the             PART II--For Payees exempt from backup withholding, see the enclosed Guidelines for
  Treasury, Internal           Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as
  Revenue Service              instructed therein.
  PAYER'S REQUEST FOR          -----------------------------------------------------------------------------------------
  TAXPAYER IDENTIFICATION      Certification--Under penalties of perjury, I certify that:
  NUMBER ("TIN") AND
  CERTIFICATION                (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                               (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                   ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject
                                   to backup withholding.
                               -----------------------------------------------------------------------------------------
                               SIGNATURE   DATE: ________________
------------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social
 Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.
 Signature: _                                                      Date:
--------------------------------------------------------------------------------------------------

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.

                    The Information Agent for the Offer is:

                          [MORROW & CO., INC. LOGO]

                                909 Third Avenue
                                   20th Floor
                            New York, New York 10022
                                 (212) 754-8000
                           Toll Free: (800) 566-9061

                    Banks and Brokerage Firms, please call:
                                 (800) 662-5200

                      The Dealer Manager for the Offer is:

                               SMITH BARNEY INC.
                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-7401